UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 19, 2019

AEROVIRONMENT, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33261	95-2705790
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation or organization)

900 Innovators Way
Simi Valley, California	93065
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (805) 581-2187

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	AVAV	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On November 21, 2019, AeroVironment, Inc. (the “Company”) issued a press release announcing that it has entered into a Consent Agreement with the U.S. Department of State’s Directorate of Defense Trade Controls Office of Defense Trade Controls Compliance (“DDTC”) to resolve various alleged violations of the Armed Export Control Act (the “AECA”) and the International Traffic in Arms Regulations ("ITAR"), which agreement is described in more detail below.  A copy of the Company’s press release is furnished with this Form 8-K and attached hereto as Exhibit 99.1.

The information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of such section. Such information shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 8.01. Other Events.

On November 19, 2019, the Company entered into a Consent Agreement with the DDTC to resolve alleged AECA and ITAR violations occurring between June 2014 and December 2016. The Consent Agreement has a two-year term and provides for, among other things: (i) a civil penalty of $1,000,000 payable in installments, $500,000 of which is suspended on the condition that such amount is used for future remedial compliance costs over the term of the Consent Agreement and/or credited against prior compliance enhancement costs already expended by the Company; (ii) the appointment of an external Special Compliance Officer for a minimum of one year to oversee the Company’s compliance with the Consent Agreement and ITAR; and (iii) one external audit of the Company’s compliance with the Consent Agreement and ITAR. The Company expects that the $500,000 suspension amount will be satisfied by the Company’s past and future compliance program remediation efforts.

Through its review, the DDTC considered certain mitigation factors, including the Company’s submission of certain voluntary disclosures acknowledging a portion of the charged conduct and other potential ITAR violations, the Company’s prior implementation of compliance program improvements, and the lack of indication that the violations caused harm to U.S. national security.

Item 9.01 Financial Statements and Exhibits

(d)  Exhibits.

Exhibit
Number	Description
99.1	Press release issued by AeroVironment, Inc., dated November 21, 2019
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AEROVIRONMENT, INC.

Date: November 21, 2019	By:	/s/ Wahid Nawabi
Wahid Nawabi
President and Chief Executive Officer

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